Exhibit 32.1 – CEO 906 Certification

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Texas Gulf Energy, Incorporated (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, David Mathews, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

   2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 10, 2012	/s/ David Mathews
David Mathews
Chief Executive Officer
and Principal Executive Officer